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                                                             EXHIBIT 10.9(11)(a)
                             RESTAURANT MANAGEMENT
                            BONUS COMPENSATION PLAN

                         CHART HOUSE ENTERPRISES, INC.

                                PLAN DESCRIPTION
                                ----------------



This material describes provisions and definitions of the Restaurant Management
Bonus Compensation Plan. It is intended for Chart House participants and individuals responsible for Plan administration. Related questions should be referred to the participant's manager.

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
PLAN EFFECTIVE DATE             October 1, 1996.  Revised January 1, 1997

PURPOSE The purpose of the Plan is to provide an incentive for the achievement of goals that support Chart House's Business Plan.
Terms and Definitions

 .  PLAN NAME                    The Restaurant Management Bonus Compensation
                                Plan.

 .  PARTICIPANT                  An eligible Chart House employee in a
                                participating position identified by Chart House
                                management.

 .  GROUP EXECUTIVE              The Vice President or higher of Chart House who
                                has overall management responsibility for the
                                Participant's operational unit.

 .  PLAN YEAR                    The 52 or 53 weeks contained within Chart
                                House's fiscal year

 .  PLAN QUARTER                 Each of the four 13 or 14 week periods contained
                                within a Plan Year.

 .  PLAN MONTH                   Each of the 4 or 5 weeks periods contained
                                within a Plan Quarter.

 .  BASE SALARY                  The monthly pay (annual pay divided by 12)
                                established for the Participant by Chart House
                                and in effect on the last day of the Plan
                                Quarter.  Chart House may at any time, in its
                                sole discretion, prospectively revise the
                                Participant's base salary.
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

 .  TARGET BONUS                 The dollar amount calculated according to
                                the Bonus Payout Worksheet.
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                                Target Bonuses are shown in
                                the chart below:

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
                                          POSITION                TARGET BONUS
                             ----------------------------------------------------
                             Vice President of Operations     30% of Base Pay
                             Director of Operations           25% to 30% of Base Pay
                             General Manager                  25% of Base Pay
                             Assistant General Manager        15% of Base Pay
                             Manager                          10% of Base Pay
                             ----------------------------------------------------

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
 .  PERFORMANCE MEASURES         Goals with corresponding percentage weights
                                designed to measure a Participant's
                                achievements. Each Plan Year Chart House management will select two or more Performance Measures to emphasize. Performance Measures are listed on the Bonus Payout Worksheet.


ELIGIBILITY                     Currently, the Plan covers employees in the job
                                classifications of Vice President of Operations, Director of Operations, General Manager,
                                Assistant General Manager and Manager who:

                                1) remain a Chart House employee through the end of each Plan Quarter.

                                2) refrain from engaging during the Plan
                                Quarter, directly or indirectly, in any activity which is competitive with any Chart House activity.

                                Participation will conclude upon termination of the Participant's employment, transfer to a position compensated otherwise than is provided in the Plan, or termination of the Plan by Chart House.

                                Chart House may terminate the plan or a
                                Participant at any time for any reason.

COMPENSATION                    (A) Chart House will pay to Participant a Base
                                Salary. The Base Salary is set by Chart House and will be reviewed and may be adjusted from time to time.

                                (B) In addition to Base Salary, Chart House will pay the Participant a bonus calculated as outlined in the Bonus Calculation section below.

                                (C) Chart House will withhold any federal,
                                state, or local taxes required by law to be
                                withheld from any payments made under the Plan.
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

BONUS CALCULATION               (A) At the end of each Plan Quarter, the level
                                of the Participant's performance for each of the Performance Measures will be determined and a bonus will be computed for the Participant based on the formula specified on Exhibit A and the Bonus Payout Worksheet.

                                (B) In computing the bonus for any Participant who becomes a Participant after the start of a Plan Quarter, the computation specified on the Bonus Payout Worksheet will use the Participant's Base Pay multiplied by the number of Plan Months during which the Participant participated in the Plan during the Plan Quarter. Credit will be given for a Plan Month if the Participant works for more than half of the Plan Month.

                                (C) Payment of bonus will be made as soon as administratively feasible after the end of each Plan Quarter and in no event later than 30 days after the amount payable is determined. No amount is due and owing before the amount of bonus payable has been determined.

                                (D) A bonus under the Plan is earned as of the end of the Plan Quarter. This means that if a Participant terminates before the end of the of the Plan Quarter, no bonus will be paid for the Plan Quarter.

ADMINISTRATION                  (A) The Plan is administered by the Group
                                Executive.

                                (B) In the event of a dispute regarding the Plan, the Participant may seek resolution through his or her immediate supervisor. If the Participant and the supervisor cannot resolve the dispute, the matter will be referred to the Group Executive. Chart House's top executive officer(s) will be the final authority on any unresolved dispute of the Plan.

                                (C) The Group Executive has the authority to select Participants, determine for each Participant for each Plan Period appropriate Performance Measure goals, Calculate amounts of bonus earned by Participants, and maintain and adjust Participant records. The Group Executive may delegate responsibility for performance of ministerial and discretionary functions necessary for administration of the Plan to such persons as he or she, in his or her discretion, deems appropriate.

TERMINATION OF EMPLOYMENT       The Plan is not a contract of employment for one
                                year or any other time period. The Participant
                                may resign or be terminated at any time for any
                                or no reason. Employment and termination of
                                employment are governed by Chart House policies
                                and not by the Plan. At termination of
                                employment, Chart House will pay the Participant
                                any benefits accrued under Chart House's benefit
                                plans and any accrued Base Pay through the date
                                of termination
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

CONFIDENTIALITY                 The Plan is confidential and the sole property
                                Chart House. The Participant agrees to maintain the confidentiality of the Plan both during employment and after termination of employment.

REVISIONS TO THE PLAN           The Plan will be reviewed by Chart House on a
                                periodic basis for revisions.  Chart House
                                reserves the right at its discretion with or
                                without notice, to review, prospectively change
                                or amend, or cancel the Plan, at any time.
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                             RESTAURANT MANAGEMENT
                            BONUS COMPENSATION PLAN
                                   EXHIBIT A
                                   ---------

At the end of each Calendar Quarter, the Participant's Performance Credit for each Performance Measure will be determined based on the scales shown below. For Directors of Operations, the sales and budget numbers will be the total for all the restaurants in their respective regions. For the Vice President of Operations, the sales and budget numbers will be the total for all restaurants.

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
RESTAURANT SALES
----------------------------------------------------------------------------
       IF SALES $ AS A % OF BUDGET $ ARE           PERFORMANCE CREDIT EQUALS
AT LEAST....................BUT LESS THAN
----------------------------------------------------------------------------
            110%                N/A                   120%
            105%                110%                  110%
            100%                105%                  100%
            97.5%%              100%                   75%
             95%                97.5%                  50%
             90%                 95%                   25%
             N/A                 90%                    0%
----------------------------------------------------------------------------
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
RESTAURANT PROFIT (As shown on your P & L as "profit/loss")
----------------------------------------------------------------------------
      IF PROFIT $ AS A % OF BUDGET $ IS           PERFORMANCE CREDIT EQUALS
      AT LEAST..............BUT LESS THAN
----------------------------------------------------------------------------
            110%                N/A                   120%
            105%                110%                  110%
            100%                105%                  100%
             95%                100%                   75%
             90%                 95%                   50%
             85%                 90%                   25%
             N/A                 85%                    0%
----------------------------------------------------------------------------
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The Weight Allocation for each Performance Measure is multiplied by the Target
Bonus to determine the Target Bonus for each Performance Measure. The Target Bonus for each Performance Measure is then multiplied by the Performance Credit to determine the Bonus Amount for that measure. The Bonus Amount for each Performance Measure is then added together to determine Total Bonus.

NOTE: THE WEIGHT ALLOCATION FOR VICE PRESIDENT OF OPERATIONS AND DIRECTOR OF OPERATIONS IS SALES (45%) AND PROFIT (55%). FOR ALL OTHER PARTICIPANTS THE WEIGHT ALLOCATION IS SALES (55%) AND PROFIT (45%).

THE FOLLOWING IS AN EXAMPLE OF A QUARTERLY BONUS CALCULATION FOR A GENERAL MANAGER.

Target Bonus = Base Pay x number of months of Plan participation x Target Bonus %: $3,000 x 3 x 25% = $2,250

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
SALES:                                       PROFIT:
    Budget:                  $550,000      Budget:                     $200,000
    Actual:                  $522,500      Actual:                     $220,000
    Percentage:                    95%     Percentage:                      110%
    PERFORMANCE                            PERFORMANCE
    CREDIT:                        50%     CREDIT:                          110%
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

PERFORMANCE         WEIGHT       TARGET          TARGET BONUS        PERFORMANCE     ACTUAL BONUS
  MEASURE         ALLOCATION     BONUS      BY PERFORMANCE MEASURE      CREDIT          AMOUNT
-------------------------------------------------------------------------------------------------
Sales                   55%     $2,250              $1,237.50             50%      $  618.75

Profit                  45%     $2,250              $1,012.50            110%      $1,113.75
                                                                                 ----------------

                                                                      TOTAL BONUS: $1,732.50
-------------------------------------------------------------------------------------------------
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                             RESTAURANT MANAGEMENT
                            BONUS COMPENSATION PLAN

                  EXHIBIT B:  ACCEPTANCE OF PLAN PARTICIPATION
                  --------------------------------------------



The undersigned has received a copy of the Chart House Restaurant Management Bonus Compensation Plan and understands its provisions.

Participation in the Plan is in the position of_________with a_____% Target
Bonus.

Participation shall be effective________, 19__, and shall continue until terminated by Participant or the Company.



Name
    ---------------------------
        (Please Print)


                                                         Date
-------------------------------                               ------
        (Participant's Signature)



                                                         Date
-------------------------------                               ------
        (Supervisor's Signature)



THIS FORM MUST BE SIGNED AND RETURNED TO VICE PRESIDENT, OPERATIONS FOR PERSONNEL FILE. THE VPO SHOULD FORWARD A COPY TO HUMAN RESOURCES.

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